Exhibit 10.3

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) is entered into as of November 20, 2023, by and among POLISHED.COM INC., a Delaware corporation (the “Company”), APPLIANCES CONNECTION INC., a Delaware corporation (together with the Company, the “Borrowers”), the Guarantors that are identified on the signature pages hereof (the “Guarantors”, together with the Borrowers, the “Loan Parties”), the Lenders under the Credit Agreement referred to below that are identified on the signature pages hereof and BANK OF AMERICA, N.A., as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Loan Parties, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of May 9, 2022 (as amended by that certain First Amendment to Credit Agreement, dated as of July 25, 2023, as further amended, amended and restated, supplemented, extended, or otherwise modified from time to time prior to the effectiveness of this Second Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Second Amendment, is referred to herein as the “Credit Agreement”); capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement; and

WHEREAS, the Loan Parties have requested that, on the Second Amendment Effective Date (as defined below), the Administrative Agent and the Lenders waive the Events of Default set forth in Annex C attached hereto (collectively, the “Specified Events of Default”), as more fully provided herein; and the Administrative Agent and the Lenders have agreed to waive the Specified Events of Default, subject to the modifications to the Existing Credit Agreement and the other terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

1. Amendment.

(a) The Existing Credit Agreement (excluding any Exhibits or Schedules thereto (other than as expressly set forth in Section 1(b))) is hereby amended as set forth in Annex A attached hereto such that all of the newly inserted double underlined text (indicated textually in the same manner as the following example: double-underlined text) and any formatting changes attached hereto shall be deemed to be inserted and all stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) shall be deemed to be deleted therefrom.

(b) Exhibit C (Form of Compliance Certificate) and Exhibit L (Form of Liquidity Certificate), and Schedule 7.01 (Existing Liens), to the Existing Credit Agreement, are hereby amended and restated in their entirety as set forth in Annex B attached hereto. A new Exhibit M (Form of 26-Week Cash-Flow Forecast Update Certificate) is hereby attached to the Credit Agreement as set forth in Annex B attached hereto.

2. Waiver. Subject to the compliance by the Loan Parties with the terms and conditions set forth in this Second Amendment, the Administrative Agent and the Lenders hereby agree to waive the Specified Events of Default. For the avoidance of doubt, (a) the waiver of the Specified Events of Default is a one-time waiver, effective solely for the purposes set forth herein, and shall be limited precisely as written and shall not extend beyond the terms expressly set forth herein, and (b) in no event shall this Second Amendment be deemed to be a waiver of any other Default or Event of Default now existing or hereafter arising or enforcement of the Administrative Agent’s, the Lenders’ and the other Secured Parties’ rights with respect thereto.

3. Conditions Precedent. This Second Amendment shall become effective when the following conditions have been satisfied, as determined by the Agent in its sole discretion (the date on which the foregoing occurs, the “Second Amendment Effective Date”):

(a) The Administrative Agent shall have received complete and correct copies of:

(i) this Second Amendment, duly executed by the Administrative Agent and each of the Loan Parties and Lenders and the L/C Issuer; and

(ii) that certain letter agreement regarding fees, duly executed by the Company and the Administrative Agent (the “Second Amendment Fee Letter”).

(b) (i) The Administrative Agent (on behalf of the Lenders) shall have a valid and perfected first priority Lien and security interest in the Collateral (subject to Permitted Liens having priority by operation of law) and (ii) all filings, recordations and customary lien searches (the results of which shall demonstrate that no Liens exist with respect to any Collateral, other than Permitted Liens) necessary or desirable in connection with the security interests in and Liens on the Collateral shall have been duly made or obtained and all filing and recording fees and taxes in connection therewith shall have been duly paid.

(c) The Administrative Agent shall have received (i) a copy of the organizational documents of each Loan Party, as amended, modified, or supplemented prior to the date hereof, and, to the extent applicable, certified as of the Second Amendment Effective Date or a recent date (not more than 30 days prior to the date hereof) by the appropriate Governmental Authority (or, in the event that any organizational documents of any Loan Party have not been amended or otherwise modified from such organizational documents delivered to the Administrative Agent on the Closing Date, a certification by the secretary or assistant secretary of the relevant Loan Party to such effect), (ii) resolutions of the governing body of each Loan Party approving and authorizing the execution, delivery, and performance of this Second Amendment and the other applicable Loan Documents to which it is a party, certified by its secretary or assistant secretary as being in full force, (iii) signature and incumbency certificates of the officers of such Loan Party executing this Second Amendment and the other documents contemplated hereby, and (iv) for each Loan Party, such Person’s good standing certificate in its state of incorporation (or organization).

(d) The Administrative Agent shall have received an opinion of McDermott Will & Emery LLP, counsel to the Loan Parties, in form and substance satisfactory to the Administrative Agent.

(e) The Administrative Agent and the Lenders shall have received all fees and expenses, if any, required to be paid pursuant to the Amendment Fee Letter and Section 2.09 of the Credit Agreement and the Loan Documents, and all reasonable and documented fees and expenses of Morgan, Lewis & Bockius LLP to the extent required to be paid on the Second Amendment Effective Date, to the extent that a reasonably detailed invoice is provided to the Borrowers at least one (1) Business Day prior to the Second Amendment Effective Date.

(f) [Reserved].

(g) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Company (i) certifying that after giving effect to the Transactions contemplated to occur on the Second Amendment Effective Date (1) the representations and warranties of each Borrower and each other Loan Party set forth in the Credit Agreement and the other Loan Documents shall (A) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Second Amendment Effective Date, and (B) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Second Amendment Effective Date, in each case except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (2) no Default or Event of Default shall exist, (ii) certifying that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (iii) either (x) attaching copies of all material consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of the Loan Documents to which it is a party, and such material consents, licenses and approvals shall be in full force and effect or (y) stating that no such material consents, licenses or approvals are so required.

(h) Upon the reasonable request of any Lender made at least two (2) Business Days prior to the Second Amendment Effective Date, the Borrowers shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.

(i) The representations and warranties in Section 5 below shall be true and correct as of the Second Amendment Effective Date after giving effect to the Transactions contemplated to occur on such date.

4. Post-Closing Obligations.

(a) No later than fifteen (15) days after the date hereof (or any such later date agreed to in writing by the Administrative Agent in its discretion), the Loan Parties shall deliver the following to the Administrative Agent (each in form and substance satisfactory to the Administrative Agent):

(i) a written confirmation issued by Manufacturers and Traders Trust Company (“M&T”) confirming that each account referred to in Schedule D1 of that certain Perfection Certificate dated as of July 25, 2023 as being held by a Loan Party with M&T have closed;

(ii) a termination statement with respect to (1) UCC-1 financing statement (original filing #202006025817121) filed against Gold Coast Appliances, Inc. in favor of U.S. Small Business Administration with the New York Department of State; (2) UCC-1 financing statement (original filing #201707135840267) filed against 1 Stop in favor of Wells Fargo Commercial Distribution Financing, LLC; (3) UCC-1 financing statement (original filing #202005285730371) filed against 1 Stop in favor of the U.S. Small Business Administration; (4) UCC-1 financing statement (original filing #54153561) filed against YF Logistics, LLC in favor of the U.S. Small Business Administration; (5) UCC-1 financing statement (original filing # 202112076952781) filed against 1 Stop in favor of Northpoint Commercial Finance LLC; (6) UCC-1 financing statement (original filing # 2021 3622355) filed against 1847 Goedeker Inc. in favor of Northpoint Commercial Finance LLC; (7) UCC-1 financing statement (original filing #2021 9947665) filed against AC Gallery Inc. in favor of Northpoint Commercial Finance LLC; and (8) UCC-1 financing statement (original filing # 2023 5625093) filed against the Company in favor of Northpoint Commercial Finance LLC;

(iii) an amendment and/or termination statement with respect to UCC-1 financing statement (original filing # 202304245568992) filed against 1 Stop in favor of Fisher & Paykel Appliances, Inc.; and

(iv) deliver to the Administrative Agent a cash collateral agreement with respect to the Specified Cash Collateral Account.

(b) No later than thirty (30) days after the date hereof (or any such later date agreed to in writing by the Administrative Agent in its discretion), the Loan Parties shall deliver to the Administrative Agent estoppel letters, consents and waivers with respect to all locations referred to in Section 6.13(d) of the Credit Agreement.

5. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Second Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders, as of the Second Amendment Effective Date, that:

(a) All of the representations and warranties of each Borrower and each other Loan Party set forth in the Credit Agreement and the other Loan Documents shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Second Amendment Effective Date, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Second Amendment Effective Date, in each case except to the extent stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date.

(b) The execution, delivery and performance of this Second Amendment by each Loan Party party hereto has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien (other than any Lien created pursuant to the Collateral Documents and any Permitted Lien) under, or require any payment to be made under (1) any material Contractual Obligation to which such Person is a party or (2) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Applicable Law.

(c) This Second Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(d) At the time of and immediately after giving effect to this Second Amendment and the Transactions contemplated to occur on the Second Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

6. Release. Each Loan Party hereby fully and unconditionally releases and forever discharges each of the Administrative Agent, the Lenders and the other Secured Parties and their respective directors, officers, employees, subsidiaries, branches, affiliates, attorneys, agents, representatives, successors and assigns and all persons, firms, corporations and organizations acting on any of their behalfs (collectively, the “Released Parties”), of and from any and all claims, allegations, causes of action, costs or demands and liabilities, of whatever kind or nature, from the beginning of the world, whether known or unknown, liquidated or unliquidated, fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which any Loan Party has, had, claims to have had or hereafter claims to have against the Released Parties by reason of any act or omission on the part of the Released Parties, or any of them, occurring on or prior to the Second Amendment Effective Date, including all such loss or damage of any kind heretofore sustained or that may arise as a consequence of the dealings among the parties regarding or relating to the Transactions or the Loan Documents on or prior to the Second Amendment Effective Date (collectively, all of the foregoing, the “Claims”), but, in all cases, excluding any Claim that (x) is determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Released Party or (y) results from a claim brought by a Borrower or any other Loan Party against a Released Party for a material breach of such Released Party’s obligations under this Second Amendment, if such Borrower or such Loan Party has obtained a final and non-appealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Each Loan Party represents and warrants that it has no knowledge of any claim by it against the Released Parties or of any facts or acts of omissions of the Released Parties which on the date hereof would be the basis of a claim of any Loan Party against the Released Parties which is not released hereby, in each case, regarding or relating to the Transactions or the Loan Documents. Each Loan Party acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Claims.

7. Chief Transition Officer. The Company shall continue to retain the current Chief Transition Officer on such terms as are approved by the Administrative Agent from time to time.

8. Reference to and Effect on the Credit Agreement and the Other Loan Documents; Ratification.

(a) Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Second Amendment.

(b) The Existing Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Credit Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the other Secured Parties, as collateral security for the Secured Obligations, in accordance with their respective terms, and acknowledges that all of such Liens, and all Collateral pledged or otherwise provided as security for the Secured Obligations, continues to be and remain Collateral for such Secured Obligations from and after the Second Amendment Effective Date and further agrees and acknowledges that all Collateral secures, and has always been intended to secure, all Secured Obligations and agrees that such security shall continue in full force and effect as continuing security for all the present and future Secured Obligations of the Loan Parties.

(c) Each Loan Party expressly acknowledges and agrees that (i) there has not been, and this Second Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as set forth herein, and (ii) nothing in this Second Amendment shall affect or limit the Administrative Agent’s or the Lenders’ right to demand payment of liabilities owing from the Company and the other Loan Parties that may be parties to the Loan Documents from time to time to the Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default under the Credit Agreement or the other Loan Documents, in each case, in accordance with the terms set forth in the Credit Agreement and the other Loan Documents. Nothing implied in this Second Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents.

(d) Each Loan Party hereby restates, ratifies, and reaffirms each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the Second Amendment Effective Date.

(e) The execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of or consent to any provision of any of the Loan Documents, except as expressly provided herein.

9. Governing Law. THIS SECOND Amendment AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SECOND Amendment AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

10. Counterparts; Integration.

(a) This Second Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and Credit Parties agrees that any Electronic Signature on or associated with this Second Amendment shall be valid and binding on such Person to the same extent as a manual, original signature, and that this Second Amendment will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered.   This Second Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Second Amendment.  Notwithstanding anything contained herein to the contrary, Administrative Agent is not under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and (ii) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart.

(b) This Second Amendment, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

11. Expenses. The Loan Parties agree to pay the Administrative Agent for its reasonable and documented expenses in connection with this Second Amendment and the transactions contemplated hereby to the extent required under Section 11.04(a) of the Credit Agreement.

12. Miscellaneous. Sections 11.02 (Notices; Effectiveness; Electronic Communications) (to the extent not set forth in Section 9 above), 11.12 (Severability), 11.14 (Governing Law; Jurisdiction; Etc.) (to the extent not set forth in Section 8 above) and 11.15 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein, mutatis mutandis. This Second Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

POLISHED.COM INC.,
as a Borrower

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

APPLIANCES CONNECTION INC.,
as a Borrower

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

[Polished – Signature Page to Second Amendment to Credit Agreement]

1 STOP ELECTRONICS CENTER, INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

GOLD COAST APPLIANCES, INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

SUPERIOR DEALS INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

JOE’S APPLIANCES LLC,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

YF LOGISTICS LLC,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

AC GALLERY INC.,
as a Guarantor

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

[Polished – Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Vice President

[Polished – Signature Page to Second Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Kelly Werbecki
Name:	Kelly Werbecki
Title:	Senior Vice President

[Polished – Signature Page to Second Amendment to Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Lender

By:	/s/ Wendy M. Andrus
Name:	Wendy M. Andrus
Title:	Senior Vice President

[Polished – Signature Page to Second Amendment to Credit Agreement]

FIRST HORIZON BANK,
as a Lender

By:	/s/ Jason Haire
Name:	Jason Haire
Title:	Senior Vice President

[Polished – Signature Page to Second Amendment to Credit Agreement]

WEBSTER BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Harry Vlandis
Name:	Harry Vlandis
Title:	Managing Director

[Polished – Signature Page to Second Amendment to Credit Agreement]

BANKUNITED, N.A.,
as a Lender

By:	/s/ Scott Milchuk
Name:	Scott Milchuk
Title:	SVP – Director of Workout and Recovery

[Polished – Signature Page to Second Amendment to Credit Agreement]

Annex A

Conformed Credit Agreement

[attached]

Annex B

Exhibit C to the Credit Agreement

[attached]

Exhibit L to the Credit Agreement

[attached]

Exhibit M to the Credit Agreement

[attached]

Schedule 7.01 to the Credit Agreement

[attached]

Annex C

Specified Events of Default

1. An Event of Default arising under Section 8.01(b) of the Existing Credit Agreement as a result of the Loan Parties’ failure to comply with the requirement that Consolidated EBITDA for the fiscal quarter (and the Cumulative Period (as defined in the Existing Credit Agreement)) ending September 30, 2023 not be less than the amounts set forth opposite such EBITDA Covenant Testing Date in Section 7.11(b) of the Existing Credit Agreement.